UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2009

Resource America, Inc.
(Exact name of registrant as specified in its chapter)

Delaware	0-4408	72-0654145
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One Crescent Drive, Suite 203 Navy Yard Corporate Center Philadelphia, PA		19112
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: 215-546-5005

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 8, 2009, Resource America, Inc. (the “Company”) completed its private placement of senior notes and warrants (the “Offering”).  Pursuant to note purchase agreements (each an “Agreement” and collectively the “Agreements”) entered into with several purchasers (collectively, the “Purchasers”) dated on or about October 6, 2009, the Company sold an additional $3,250,000 principal amount of its 12% Senior Notes due 2012 (the “Notes”) and common stock purchase warrants (the “Warrants”) for the Purchasers to acquire a maximum of 637,255 shares of common stock of the Company.  In the Offering, the Company sold a total of $18,820,000 of Notes and issued Warrants to purchase 3,690,195 shares of common stock of the Company.

The Notes, a form of which is attached to the Agreement, bear interest at a rate of 12% per year, payable quarterly in arrears on March 31, June 30, September 30 and December 31 of each year, beginning on December 31, 2009.  The Notes are not guaranteed and represent the Company’s unsecured, senior obligations.  The Notes are, however, junior to the Company’s existing and future secured indebtedness, including indebtedness under its two existing term loan facilities.

The Warrants have a five-year term and are immediately exercisable at an exercise price of $5.10 per share of common stock.  The Warrants are not subject to any contractual restrictions on transfer, and the common stock issuable thereby is governed by a registration rights agreement (the “Registration Rights Agreement”).  Pursuant to the Registration Rights Agreement, the Company will register the resale of the shares of common stock issuable upon exercise of the Warrants upon the demand by holders of not less than 15% of the total shares of common stock issuable pursuant to the Warrants.

The Notes and the Warrants were issued in a private placement exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended.

A copy of the form of Agreement, with the form of Note, Warrant and Registration Rights Agreement attached as exhibits, is attached hereto as Exhibit 10.1.

Item 2.03.   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

          The disclosure set forth in Item 1.01 above is incorporated by reference in this Item 2.03.

Item 3.02  Unregistered Sales of Equity Securities.

    The disclosure set forth in Item 1.01 above is incorporated by reference in this Item 3.02.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits

10.1*	Note Purchase Agreement (including the form of Senior Note, form of Warrant and form of Registration Rights Agreement)

* Incorporated by reference from the Current Report on Form 8-K filed by the Company on October 1, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Resource America, Inc.

Date: October 9, 2009	/s/ Thomas C. Elliott Thomas C. Elliott Senior Vice President - Finance and Operations